Exhibit 10.7

                                REGISTRATION AGREEMENT



               THIS AGREEMENT is made as of February 28, 1997, between The Cobalt Group, Inc., a Washington corporation (the "Company") and the Persons listed on the Schedule of Purchasers attached hereto (collectively referred to herein as the "Purchasers" and individually as a "Purchaser").

               The parties to this Agreement are parties to a Purchase Agreement of even date herewith (the "Purchase Agreement"). In order to induce the Purchasers to enter into the Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the Closing under the Purchase Agreement. Unless otherwise provided in this Agreement, capitalized terms used herein shall have the meanings set forth in the Purchase Agreement.

               The parties hereto agree as follows:

               1.     DEMAND REGISTRATIONS.

               (a) REQUESTS FOR REGISTRATION. At any time after the second anniversary of the date hereof, the holders of at least a majority of the Registrable Securities (as defined below) may request registration under the Securities Act of all or part of their Registrable Securities on Form S-1 or any similar long-form registration ("Long-Form Registration"), or on Form S-2 or S-3 or any similar short-form registration ("Short-Form Registrations") if available. Such request for a Demand Registration shall specify (i) the number of Registrable Securities requested to be registered, (ii) the anticipated per share price range for such offering, and (iii) if such holders wish to sell Registrable Securities in a market other than that of the market transactions, the intended method of distribution. Within ten days after receipt of any such request, the Company will give written notice of such requested registration to all other holders of Registrable Securities and, subject to the limitation set forth in Section 1(d) hereof, will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice. All registrations requested pursuant to this paragraph l(a) are referred to herein as "Demand Registrations".

               (b) LONG-FORM REGISTRATIONS. The holders of Registrable Securities will be entitled to request one Long-Form Registration in which the Company will pay all Registration Expenses. A registration will not count as the permitted Long-Form Registration until it has become effective and unless the holders of Registrable Securities are able to register and sell at least 90% of the Registrable Securities requested to be included in such registration; provided that in any event the Company will pay all Registration Expenses in connection with any registration initiated as a Long-Form Registration whether or not it has become effective.

               (c) SHORT-FORM REGISTRATIONS. In addition to the Long-Form Registration provided pursuant to paragraph 1(b), the holders of Registrable Securities will be entitled to request three Short-Form Registrations in
which  the  Company  will  pay   all   Registration   Expenses.  Demand
Registrations will be Short-Form Registrations whenever the Company is permitted to use any applicable short form. After the Company has become subject to the reporting requirements of the Securities Exchange Act, the Company will use its best efforts to make Short-Form Registrations on Form S-3 available for the sale of Registrable Securities.

               (d) PRIORITY ON DEMAND REGISTRATIONS. The Company will not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the holders of at least a majority of the Registrable Securities initially requesting such registration. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold therein without adversely affecting the marketability of the offering, the Company will include in such registration prior to the inclusion of any securities which are not Registrable Securities the number of Registrable Securities requested to be included which in the opinion of such underwriters can be sold without adversely affecting the marketability of the offering, pro rata among the respective holders thereof on the basis of the amount of Registrable Securities owned by each such holder.

               (e) RESTRICTIONS ON DEMAND REGISTRATIONS. The Company will not be obligated to effect a Demand Registration within six months after the effective date of a registration in which the holders of Registrable Securities were given piggyback rights pursuant to paragraph 2 and in which there was no reduction in the number of Registrable Securities requested to be included. The Company may postpone for up to six months the filing or the effectiveness of a registration statement for a Demand Registration if the Company determines in its reasonable discretion that such Demand Registration could reasonably be expected to have an adverse effect on any proposal or plan by the Company to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or similar transaction; provided that in such event, the holders of Registrable Securities initially requesting such Demand Registration will be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration will not count as the permitted Long-Form Registration hereunder and the Company will pay all Registration Expenses in connection with such registration.

               (f) OTHER REGISTRATION RIGHTS. Except for the securities held by Tom Alberg and Madrona Investment Group LLC as of the date hereof and as provided in this Agreement, the Company will not grant to any Persons the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of the holders of at least a majority of the Registrable Securities, which consent shall not be unreasonably withheld.

               (g)    REGISTRABLE SECURITIES.  "Registrable Securities" means
(i) any Series A Preferred Stock issued pursuant to the Purchase Agreement, (ii) any Common Stock issued upon the conversion of any Series A Preferred Stock issued pursuant to the Purchase Agreement, and (ii) any Common Stock issued or issuable with respect to the securities referred to in clauses (i) and (ii) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force). For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected. Unless otherwise stated, other capitalized terms contained herein have the meanings set forth in the Purchase Agreement.

               2.     PIGGYBACK REGISTRATIONS.

               (a) RIGHT TO PIGGYBACK. Whenever the Company proposes to register any of its securities under the Securities Act (other than pursuant to a Demand Registration or a registration related solely to employee benefit plans) and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company will give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration, which notice shall specify whether such offer will be underwritten and shall include all jurisdictions in which the Company intends to attempt to qualify such securities under applicable blue sky or state securities laws, and will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice.

               (b) PIGGYBACK EXPENSES. The Registration Expenses of the holders of Registrable Securities will be paid by the Company in all Piggyback Registrations.

               (c) PRIORITY ON PRIMARY REGISTRATIONS. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, including the proposed price for the securities, the Company will include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares owned by each such holder, and (iii) third, other securities requested to be included in such registration.

               (d) PRIORITY ON SECONDARY REGISTRATIONS. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, including the proposed price for the securities, the Company will include in such registration
(i) first, the securities requested to be included therein by the holders requesting such registration, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares owned by each such holder, and (iii) third, other securities requested to be included in such registration.

               (e) OTHER REGISTRATIONS. If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to paragraph 1 or pursuant to this paragraph 2, and if such previous registration has not been withdrawn or abandoned, the Company will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least six months has elapsed from the effective date of such previous registration.

               3.     HOLDBACK AGREEMENTS.

               (a) Each holder of Registrable Securities agrees not to effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 90-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration in which Registrable Securities are included (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

               (b) The Company agrees (i) not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 90-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree, and (ii) to cause each holder of its Common Stock, or any securities convertible into or exchangeable or exercisable for Common Stock, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such 90-day period

(except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree. Notwithstanding the foregoing, the Company may (i) issue securities upon exercise or conversion of rights or other securities outstanding on the date of execution of the underwriting agreement in connection with such underwritten Demand Registration or underwritten Piggyback Registration and (ii) issue equity securities in the ordinary course of business pursuant to The Cobalt Group, Inc. 1995 Stock Option Plan.

               4. REGISTRATION PROCEDURES. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

               (a) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed);

               (b) prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 90 days and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

               (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

               (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions (a) in the case of a Demand Registration, as any seller reasonably requests, (b) in the case of a Piggyback Registration, in such jurisdictions as are specified in the notice sent pursuant to paragraph 2(a) and (3) do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided, in each case, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

               (e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

               (f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on The Nasdaq Stock Market and, if listed on The Nasdaq Stock Market, use its best efforts to secure designation of all such Registrable Securities covered by such registration statement as a "national market system security" of The Nasdaq Stock Market within the meaning of Rule 11Aa2-1 of the Securities and Exchange Commission or, failing that, to secure Nasdaq authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD;

               (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

               (h) enter into such customary agreements satisfactory to Company in its reasonable discretion (including underwriting agreements in customary form);

               (i) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter upon reasonable notice and at reasonable times, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply upon reasonable notice and at reasonable times, all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

               (j) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

               (k) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, the Company will use its reasonable best efforts promptly to obtain the withdrawal of such order;

               (l) use its best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities; and

               (m) obtain a comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the holders of a majority of the Registrable Securities being sold reasonably request (provided that such Registrable Securities constitute at least 10% of the securities covered by such registration statement).

       5.      REGISTRATION EXPENSES.

               (a) All expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding fees, discounts and commissions attributable to Registrable Securities) and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), will be borne as provided in this Agreement, except that the Company will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on The Nasdaq Stock Market.

               (b) In connection with each Demand Registration and each Piggyback Registration, the Company will reimburse the holders of Registrable Securities covered by such registration for the reasonable and documented fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities initially requesting such registration, not to exceed $15,000.

               (c) To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder will pay those Registration Expenses, including without limitation underwriting fees, discounts and commissions, allocable to the registration of such holder's securities so included, and any Registration Expenses not so allocable will be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

               6.     INDEMNIFICATION.

               (a) The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, its officers and directors and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

               (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; provided that the obligation to indemnify will be individual to each holder and will be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement, provided the Company shall not be obligated to indemnify an underwriter for any liability relating to the failure of such underwriter to deliver a preliminary or final prospectus.

               (c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

               (d) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party.

               7. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

               8.     MISCELLANEOUS.

               (a)    ADJUSTMENTS AFFECTING REGISTRABLE SECURITIES.  The
Company will not take any action, or permit any change to occur, with respect to its securities which would materially and adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would materially and adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares).

               (b) REMEDIES. Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

               (c) AMENDMENTS AND WAIVERS. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and holders of at least as a majority of the Registrable Securities.

               (d) SUCCESSORS AND ASSIGNS. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.

               (e) INCORPORATION OF PURCHASE AGREEMENT PROVISIONS. The paragraphs entitled "Severability," "Counterparts," "Descriptive Headings" and "Governing Law" of the Purchase Agreement are hereby incorporated in this Agreement by reference and made a part hereof, except that the provisions of such paragraphs shall refer to this Agreement rather than the Purchase Agreement and shall continue to apply hereto regardless of whether the Purchase Agreement is no longer in effect.

               (f) NOTICES. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable express courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications will be sent to each Purchaser at the address indicated on the Schedule of Purchasers and to the Company at the address indicated below:

                                     The Cobalt Group, Inc.
                                     2030 First Avenue
                                     Suite 300
                                     Seattle, Washington 98121
                                     Attention:  John W.P. Holt
                                                 Geoffrey T. Barker

                                     with a copy to:

                                     Stoel Rives LLP
                                     One Union Square
                                     600 University Street
                                     Suite 3600
                                     Seattle, WA 98101-3197
                                     Attention:  Ronald J. Lone

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

                                    *   *   *   *

       IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.



                                     THE COBALT GROUP, INC.


                                     By
                                       ----------------------------------------
                                             Name:
                                             Title:


                                     THE PRODUCTIVITY FUND III, L.P., a
                                     Delaware limited partnership

                                     By:     First Analysis Management Company
                                             III, L.L.C., Its General Partner


                                             By:
                                                -------------------------------
                                             Its:

                                     ENVIRONMENTAL PRIVATE EQUITY FUND
                                     II, L.P., a Delaware limited partnership

                                     By:     Environmental Private Equity
                                             Management II, L.P.
                                             Its:  General Partner

                                     By:     First Analysis EPEF Management
                                             Company II, a General Partner

                                     By:     First Analysis Corporation, a
                                             General Partner


                                             By:
                                                -------------------------------


                                     ------------------------------------------
                                     Mark Koulogeorge

                                SCHEDULE OF PURCHASERS


                                                            Total Purchase
                              Number of Shares              Price of Shares of
Name and Address              of Preferred Stock            Preferred Stock
----------------              ------------------            ---------------
The Productivity Fund III,    1,804,373                     $1,000,000
 L.P.
The Sears Tower
Suite 9500
233 South Wacker Drive
Chicago, IL 60606

Environmental Private         2,481,014                     $1,375,000
 Equity Fund II, L.P.
The Sears Tower
Suite 9500
233 South Wacker Drive
Chicago, IL 60606

Mark Koulogeorge                225,547                     $  125,000
The Sears Tower
Suite 9500
233 South Wacker Drive
Chicago, IL 60606
